Related party disclosures	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Related party disclosures
31. Related party disclosures
Key management personnel

Total compensation	2022 $m	2021 $m	2020 $m
Short-term employment benefits	18.7	19.3	10.5
Contributions to defined contribution pension plans	0.5	0.5	0.3
Equity compensation benefits a	13.4	8.1	2.3
	32.6	27.9	13.1

a	As measured in accordance with IFRS 2 ‘Share-based Payment’.
There were no other transactions with key management personnel, defined as the Board and Executive Committee, during the years ended 31 December 2022, 2021 or 2020.
Associates and joint ventures

	2022 $m	2021 $m	2020 $m
Fee revenue	9	3	1
Amounts receivable	10	11	11
Amounts payable	–	–	(4)
The Group has a performance guarantee with a maximum exposure remaining of $10m (2021: $10m) for one associate. In 2021, the Group had an outstanding guarantee of $12m against the bank loan of another associate (see note 30).
The Group funds shortfalls in owner returns relating to the Barclay associate (see note 16). In addition, loans both to and from the Barclay associate of $237m (2021: $237m) are offset in accordance with the provisions of IAS 32 ‘Financial Instruments: Presentation’ and presented net in the Group statement of financial position. Interest payable and receivable under the loans is equivalent. The loans have an average interest rate of 2.7% (2021: 0.9%) and interest is presented net in the Group income statement. Notes 6 and 15 contain details of other transactions with the Barclay associate.